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                                                                   EXHIBIT 10.7




                                  May 28, 1997


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Re:      Promissory Notes and Option Stock

Dear                       :
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         Reference is made to that certain Stock Pledge Agreement (herein so called) dated as of ____________________ between you and Chief Auto Parts Inc. ("Chief"). Defined terms used herein which are not otherwise defined herein shall have the meanings given to such terms in the Stock Pledge Agreement.

         In consideration for Chief's partial waiver of the mandatory prepayment provisions of your Note(s), you hereby agree that all shares of Chief common stock acquired today pursuant to the exercise of stock options shall be considered part of the Pledged Shares for purposes of the Stock Pledge Agreement. As part of your agreement, you agree to execute the attached blank stock power and return it to Chief.

         If the foregoing conforms to your understanding of our agreement, please execute this letter in the space provided below, whereupon this letter shall constitute a binding agreement between you and Chief.

                                        Very truly yours,

                                        CHIEF AUTO PARTS INC.


                                        By:
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                                            President



ACCEPTED AND AGREED TO:


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